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                                                                    EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, W. David Wilson, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of PolyOne Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with PolyOne Corporation's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for the Fiscal Year ended December 31, 2001 of PolyOne Corporation;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PolyOne Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.

/s/ W. David Wilson
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W. David Wilson                               Subscribed and sworn to
Vice President and Chief Financial Officer    before me this 8th day of
PolyOne Corporation                           August 2002.

Dated: August 8, 2002                         /s/ Kathleen C. Cornelius
                                              ---------------------------------
                                              Notary Public, State of Ohio
                                              Recorded in Lorain County
                                              My Commission Expires: 05-23-07